UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2006
                                (April 19, 2006)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                         1-11151                76-0364866
-------------------------------           -------            -------------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas         77042
--------------------------------------------------------------      ------------
        (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company's Letter to Shareholders, which is being mailed to the Company's shareholders on April 21, 2006 and accompanies its Annual Report on Form 10-K for the year ended December 31, 2005, is attached as Exhibit 99.1.

The letter contains certain non-GAAP financial measures as defined under Regulation G of the rules and regulations of the SEC. The non-GAAP financial measure contained in this letter includes a discussion of EBITDA. EBITDA equals net income before interest, taxes, amortization and depreciation expense. See
Exhibit 99.2 included in this filing for a reconciliation of net income to EBITDA. Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company's period-to-period results.


Item 9.01 Financial Statements and Exhibits

(a)  None.

(b)  None.

(c)  Exhibits

Exhibits     Description of Exhibits
--------     -----------------------

99.1         2006 Letter to Shareholders
99.2         Reconciliation of Non-GAAP Financial Measure - EBITDA

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              U.S. PHYSICAL THERAPY, INC.


Dated: April 19, 2006                         By: /s/ LAWRANCE W. MCAFEE
                                                  ----------------------
                                                    Lawrance W. McAfee
                                                  Chief Financial Officer
                                          (duly authorized officer and principal
                                              financial and accounting officer)

                                INDEX TO EXHIBITS

EXHIBIT      DESCRIPTION OF EXHIBIT
-------      ----------------------

99.1         2006 Letter to Shareholders

99.2         Reconciliation of Non-GAAP Financial Measure - EBITDA